Exhibit 99.2

2015 Second-Quarter Performance September 9, 2015 Financial Results and Company Highlights

Disclaimers Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented herein is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our filings with the U.S. Securities & Exchange Commission (the “SEC”), including our annual report on Form 10-K, for the fiscal year ended February 1, 2015, which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Measures HD Supply supplements its reporting net income (loss) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.”

Q2’15 Highlights Strong Organic Sales, Operating Leverage and Earnings Growth +7% Net Sales Growth Versus Prior Year (VPY) +15% Adjusted EBITDA Growth VPY Approximately +60% Adjusted Net Income per Diluted Share Growth VPY +300 - 400 Basis Points Versus Market Estimate1 +70 Basis Points Gross Margin Improvement VPY 2.3x Operating Leverage2 1 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs 2 Operating Leverage is defined as Adjusted EBITDA growth divided by Net sales growth Note: “VPY” denotes Versus Prior Year

Focused Execution Disciplined Strategies Get Better and Faster Invest in Five (5) Growth Plays Sell More to Existing Customers (i.e., Share of Wallet) Introduce New Products and Services Expand the Channels to Reach Our Customers (e.g., Internet, Catalog, Mobility) Acquire New Customers Enter New Geographies (i.e., Open New Locations) Prioritize our Large Leadership Businesses with Clear Number One Positions Enhance Capital Structure Evolve and Align Team Behaviors and Execution With Durable Operating Practices

Recent Execution

HD SUPPLY

- ✓ Entered into **Definitive Agreement** to **Sell HD Supply Power Solutions Business Unit** for **~$825M in Cash**
  - ✓ **~$800M of Net Proceeds**… Plan to **Use Sales Proceeds** to **Repay Debt**
  - ✓ Received **Governmental Approvals**… **On Track** for **Q3'15 Closing**
- ✓ **Executed Enhanced Talent Alignment**
  - ✓ **Joe DeAngelo** to **Assume Direct Leadership** for **Facilities Maintenance** Business Unit
  - ✓ **Realigned Senior Leadership** in **Waterworks** Business Unit
  - ✓ **Enhance Functional Support Approach**
- ✓ **Refinanced Term Loan**
  - ✓ **~$100M Reduction** of **Principal**
  - ✓ **25 Basis Points Interest Rate Improvement**
  - ✓ **+3 Year Maturity Extension**
- ✓ **Evolved Shareholder Base** with **Exit** of **Remaining Financial Sponsors**

Transformational Action to Accelerate Growth Momentum

HD SUPPLY
5

Topics of Recent Investor Interest

HD SUPPLY

1 Competitive Environment	▪ Continuously **Monitor Competitive Landscape** and **Analyze Dynamics** to Determine **Appropriate Response** ▪ **Extend Service Differentiation** in **Prioritized Customer Set** by Focusing on **Controllable Execution**
2 Business Mix Change	▪ **Three (3) Large Leadership Businesses** Participating in an **~$80 Billion Addressable Market** with **8% Share** ▪ **One DC-Based Business** and **Two (2) Branch-Based Businesses** Driving Towards **Distant #1 Positions**
3 Pricing & Op. Leverage	▪ **No Material Change** in the Deflationary Environment and **No Material Change** in Pricing Environment in Q2'15 ▪ **+70 Basis Points of Gross Margin Expansion** Driven by Continued **Category Management** Execution ▪ **Affirm 1.5x to 2.0x Operating Leverage Target**[1]
4 Oil & Gas Impact	▪ **No Change to Original Analysis**… **Estimate Oil & Gas Headwind of Approximately 100 Basis Points** ▪ **Difficult to Discern Direct Oil & Gas Impact**
5 End Markets	▪ **No Change to 2015 End Market Growth Estimate of ~3% to 4%**[2] ▪ **Non-Residential - Continued Momentum; Residential - Prolonged Recovery; Infrastructure - Sluggish; MRO - Stable**
6 Weather	▪ **Adverse Weather** Impact in **Early Q2**; **July** and **August Experienced More Typical Weather**
7 Foreign Exchange	▪ **Less than 2% Canadian Exposure**[3] Excluding Power Solutions
8 Capital Structure	▪ **Recent Term Loan Refinancing** and Expected Use of **Power Solutions Proceeds Reduces Interest Expense** and **Debt** ▪ **Cash Flow Momentum Enhanced by Working Capital Focus** and **Favorable Tax Position**
9 Capital Allocation	▪ **Evaluate Capital Allocation Strategy Evolution as Net Debt to Adjusted EBITDA Approaches 3.0x Target** ▪ **Continue to Invest in Talent** and **Five (5) Growth Plays** to **Drive Organic Growth**

[1] Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth
[2] Market estimate is management estimate of the growth of our end markets based on multiple quantitative and qualitative inputs
[3] Based on percentage of overall Net Sales

Focused on Controllable Execution

HD SUPPLY

6

Q2’15 Financial Results $1,880M $2,006M +7% Gross Profit Gross Margin % Operating Income Adj. EBITDA % Op. Income % $611M $665M 32.5% 33.2% $224M $258M $163M $222M 11.9% 12.9% 11.1% +9% +70 BPs +100 BPs +15% +7% Net Sales Growth; +15% Adjusted EBITDA Growth in Q2’15 ($ in millions, except per share data) $71M $113M +59% ~300 – 400 BPs of Growth in Excess of Estimated Market Growth2 in Q2’15 Q2’15 Net Sales Growth From: $68M of Growth Initiatives $66M of End Market Growth ($5M) of FX Impact 2.3x Q2’15 Operating Leverage3 +36% Net Sales 1 See appendix slides 24 and 25 for a reconciliation of Adjusted EBITDA and Adjusted Net Income to Net Income 2 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs 3 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth Note: “VPY” denotes Versus Prior Year Q2’14 Adj. EBITDA1 VPY Adj. Net Income1 8.7% +240 BPs Q2’15 $0.35 $0.56 +$0.21 Per Diluted Share $126M

Q2’15 Segment Performance ($ in millions) Broad-Based Strength 1 Operating Leverage is defined as Adjusted EBITDA growth divided by total Net sales growth Note: “VPY” denotes Versus Prior Year $431M $43M 2.8x $389M VPY +11% +30% $33M Q2’15 Q2’14 Q2’15 $733M $156M 1.8x Q2’14 $686M $139M VPY +7% +12% $702M $66M 2.8x $665M $57M +6% VPY +16% Q2’15 Q2’14 Adj. EBITDA Operating Leverage1 Net Sales

Liquidity and Capital Structure

HDSUPPLY

($ in millions, unless otherwise noted)

- **$5.1B Net Debt at the End of Q2'15**
  - Recent Rating Agencies Upgrades
- **Favorable Tax Asset** with **Significant Gross Federal Net Operating Loss Carryforwards of $2.1B**
  - ~$900M Tax-affected Amount of Federal and State NOLs[1]
- **Cash Taxes:**
  - $6M in Q2'15
  - ~$5M Estimated for Q3'15
  - $15M – $25M Estimated for FY'15
- **GAAP Taxes:**
  - $13M in Q2'15
  - ~$10M Estimated for Q3'15[2]
  - $35M – $40M Estimated for FY'15[2]
- **$19M of Capital Expenditures in Q2'15**

Q2'15 Debt Balances

Facility	Balance[3]	Interest Rate[4]	Maturity	Soft Call Date[5]
Sec. ABL	$132	1.69%	6/28/**18**	*n/a*
Sec. Term Loan[6]	$850 ~~947~~	3.75% ~~4.00%~~	08/13/21 ~~6/28/**18**~~	2/13/16 ~~now~~
Sec. 1st Lien Notes	1,250	5.25%	12/15/**21**	12/15/**17**
Sec. 2nd Lien Notes	675	11.0%	4/15/**20**	4/15/**16**
Unsec. Sr. Notes	1,000	11.5%	7/15/**20**	10/15/**16**
Unsec. Sr. Notes	1,275	7.5%	7/15/**20**	10/15/**16**
Gross Debt	**$5,279**			
Less Cash	169			
Net Debt	**$5,110**			

[1] In 2014, we experienced an "ownership change" as defined in Section 382 of the Internal Revenue Code of 1985, as amended. For a discussion of the risk of a change of control on our tax net operating losses, see the risk factor entitled "Our NOL carryforwards could be limited if we experience an ownership change as defined in the Internal Revenue Code" in our Form 10-K for the fiscal year ended February 1, 2015
[2] Excludes a tax gain of $189 million related to the February 19, 2015 approval and finalization of the IRS audit of fiscal years 2007 and 2008
[3] Net of original issue discount
[4] Represents the stated rate of interest, without including the effect of discounts or premiums
[5] Subject to applicable redemption price terms
[6] Term Loan Amendment effective August 13, 2015

Enhance Capital Structure Opportunistically

HDSUPPLY

9

Q2’15 Monthly Organic Average Daily Sales (%) HD Supply Average Daily Sales Growth VPY1 +7% Q2’15 Sales Growth Versus Prior Year Note: “VPY” denotes Versus Prior Year 6.6% 10.9% 11.6% 5.9% Aug. 9.1% 2.5% 9.5% 7.0% ’15 Selling Days 24 20 20 1.0% 11.4% Facilities Maintenance Waterworks Construction & Industrial (Preliminary) 6.1% 5.1% 8.4% 7.1% 3.6% 10.0% 19 10.4% 10.6% May Jun. Jul. Prior Year $788M $646M $638M HD Supply Net Sales $580M 10.7% 8.8% ’14 Selling Days 24 20 20 19 Q2 9.2% 10.2% 16.8% $611M 6.6% 7.3% 18.2% $726M 7.6% 13.2% 15.1% $607M 8.6% 12.3% 13.7% $547M Current Year

+17% +13% +7% +5% Q3’15 Guidance 6% and 15% Sales and Adjusted EBITDA Growth, Respectively at Midpoint of Guidance Ranges $2,050M $2,000M $230M $1,914M $270M $260M VPY Q3’14 Q3’15 Q3’14 Q3’15 Q3’15 Net Sales Adj. EBITDA Adj. Net Income Per Diluted Share1 VPY 1 Q3’15 Adjusted Net Income per Share range assumes a fully diluted weighted average share count of 202 million Note: “VPY” denotes Versus Prior Year $0.68 $0.63 VPY ($ in millions, except per share amounts) $0.41 . . . . Q3’14 +66% +54% Midpoint $2,025M +6% $265M +15% $0.65 +59%

Market Estimates and Execution Targets

HDSUPPLY

(Approximate End Market Exposure[1])

Primary End Market	Previous View[1] as of Jul. '15	Revision	Current View[1] as of Sep. '15
	FY'15 End Markets		
Residential	Mid to High Single-digit	None	Mid to High Single-digit
Non- Residential	Mid Single-digit	None	Mid Single-digit
Water Infrastructure	Flat to Up Low Single-digit	None	Flat to Up Low Single-digit
MRO	+1% to +2%	None	+1% to +2%
HDSUPPLY	~3% to ~4%	None	~3% to ~4%

- **Reaffirm HD Supply Controllable Execution Targets:**
  - **+300 Basis Points** of **Growth Above End Market Growth Estimates**[2]
  - **1.5x – 2.0x Operating Leverage**[3]

[1] Management estimates, including ~100 basis point of potential negative impact from Oil and Gas
[2] Long-term average growth target based on management estimates and aspirations
[3] Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections.

No Change to End Market Outlook or Long-term Controllable Execution Targets

HDSUPPLY

12

FY'15 Operating Leverage Framework

HDSUPPLY

Illustrative

End Market Growth | Controllable Execution | Illustrative Adj. EBITDA Growth



3% – 4%
HDS Market Growth[1]
+
~300 BPs
Above Market Growth[2]
=
6% – 7%
Above Market Growth
HDS Market Growth
Annual Sales Growth[1,2]
2.0x
1.5x
Operating Leverage Target[2,3]
14%
9%
Adjusted EBITDA Growth

[1] Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs
[2] Long-term average growth target based on management estimates and aspirations
[3] Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections.
Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of our Form 10-K for the fiscal year ended February 1, 2015. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

Affirm 1.5x – 2.0x FY'15 Operating Leverage Target; 9% to 14% Implied FY'15 Adjusted EBITDA Growth

HDSUPPLY

13

HD Supply **Proprietary** and **Confidential**

Outlook Summary Focused on Controllable Execution Q3’15 FY’15 +6% Sales Growth VPY at Midpoint of Range +15% Adjusted EBITDA Growth VPY at Midpoint of Range +59% Adjusted Net Income per Diluted Share Increase VPY at Midpoint of Range 202M Diluted Share Count 3 to 4% Blended End Market Growth1 ~300 Basis Points of Estimated Market Outgrowth2 1.5x to 2.0x Operating Leverage3 Range Illustrative 1 Management estimate; market estimate is management estimate of the growth of our markets based on multiple quantitative and qualitative inputs 2 Long-term average growth target based on management estimates and aspirations 3 Operating Leverage is defined as Adjusted EBITDA growth divided by Total Net sales growth; target based on management estimates and projections. Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our Form 10-K for the fiscal year ended February 1, 2015. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

Q&A We Supply the Products and Services to Build Your City and Keep it Running

Concluding Remarks Solid Q2’15 Performance +7% Sales Growth VPY +15% Adjusted EBITDA Growth VPY ~60% Adjusted Net Income per Diluted Share Growth VPY Executed Transformative Transaction with Sale of Power Solutions Execute to Deliver Profitable Growth in Excess of Market Growth Estimate Drive Operating Leverage Category Management and Productivity Generate Cash Working Capital Discipline Focus on Controllable Execution... Get Better and Faster Note: “VPY” Denotes Versus Prior Year

Appendix

Illustrative Adjusted EPS Calculation

HDSUPPLY

($ in millions, except per share items)

Illustrative

	Actual			Estimates		
	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	FY'15
Adjusted EBITDA	$155M	$188M	$258M	TBD	TBD	TBD
(-) Depreciation and Amortization[1]	($30M)	(29)	(30)	(~30)	(~30)	($110M – $120M)
(+) Amortization of Acquired Intangibles	$4M	4	3	~4	~4	~$15M
(-) Interest Expense (GAAP)	($115M)	(106)	(106)	(~95)	(~95)	~($400M)
(-) Cash Income Taxes	($2M)	(3)	(6)	(~5)	(~5)	($15M – $25M)
(-) Stock-based Compensation	($5M)	(5)	(5)	(~4)	(~4)	(~$18M)
= Adjusted Net Income	$7M	$50M	$113M	TBD	TBD	TBD
÷ Diluted Shares Outstanding[2]	~200M	~201	~202	~202	~202	~202M
= Adjusted Net Income per Diluted Share	$0.03	$0.25	$0.56	TBD	TBD	TBD

[1] Includes Amounts Recorded Within Cost of Sales
[2] Assumes Paydown of 11% Senior Secured 2nd Lien Notes
[3] Excludes taxes due on Power Solutions Sale
[4] Weighted Average Diluted Shares Outstanding Based on Management Estimates

Note: These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of our Form 10-K for the year ended February 1, 2015. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

HDSUPPLY
18
HD Supply Proprietary and Confidential

Amortization of Acquired Intangibles (Other than Software) ($ in millions) FY’14 FY’15 FY’16 FY’17 FY’18 FY’19 Facilities Maintenance $57M $6M $6M $5M $5M $5M Waterworks 3 2 2 2 1 1 Construction & Industrial 14 1 1 1 1 1 Corporate and Other 7 6 6 6 6 6 HD Supply $81M $15M $15M $14M $13M $13M Expected Annual Amortization of Acquired Intangibles (Other than Software) Illustrative Note: These objectives are forward-looking; management estimates

Monthly Net Sales ($) $646M August ’15 Preliminary Sales FY 2014 Facil. Maint. Waterworks Const. & Ind. (Preliminary) ’15 Selling Days ’14 Selling Days ’13 Selling Days Aug. $646M 20 20 20 Jun. $638M 24 24 24 Jul. $788M 20 20 20 Aug. 20 $611M 20 20 Sep. 19 $577M 19 19 Oct. $726M 25 25 25 Nov. $504M 18 18 18 19 May 19 19 24 $583M Jan. 24 24 19 $456M Dec. 19 19 20 $478M Feb. 20 20 20 $529M Mar. 20 20 25 $715M Apr. 25 25 FY 2015 ($ in millions) HD Supply Net Sales $234 $221 $139 $291 $237 $217 $277 $227 $222 $168 $139 $127 $197 $246 $211 $262 $122 $162 $175 $176 $110 $163 $151 $99 $222 $189 $128 $181 $151 $110 $208 $204 $124 $256 $247 $160 $198 $172 $118 $580M

Monthly Average Daily Sales Growth – Organic (%) HD Supply Organic Average Daily Sales Growth VPY1 +7% Organic Average Daily Sales Growth in Q2’15 (VPY%) 1 Adjusted for Acquisitions, Divestitures, and Selling Days Note: “VPY” denotes Versus Prior Year (Preliminary) ’15 Selling Days ’14 Selling Days ’13 Selling Days Jun. 5.1% 7.0% 1.0% 11.4% 20 20 20 Jul. 6.6% 10.9% 11.6% 8.4% 24 24 24 Aug. 5.9% 9.1% 2.5% 9.5% 20 20 20 Aug. 9.2% 10.2% 16.8% 20 10.6% 20 20 Sep. 19 9.7% 7.2% 9.1% 16.3% 19 19 Oct. 10.4% 25 8.4% 10.3% 16.9% 25 25 Nov. 8.5% 18 7.5% 7.4% 16.2% 18 18 19 6.1% May 7.1% 3.6% 10.0% 19 19 24 9.2% Jan. 7.3% 12.3% 14.4% 24 24 19 8.3% Dec. 7.0% 9.1% 12.2% 19 19 20 4.7% Feb. 2.9% 3.3% 14.8% 20 20 20 5.8% Mar. 7.7% 2.4% 10.5% 20 20 25 5.7% Apr. 4.7% 4.5% 12.9% 25 25 Facil. Maint. Waterworks Const. & Ind. FY 2014 FY 2015

Average Daily Sales Growth – Organic1 +7% Organic Average Daily Sales Growth in Q2’15 1 Adjusted for Acquisitions, Divestitures, and Selling Days Note: “VPY” Denotes Versus Prior Year (VPY%) Selling Days Facil. Maintenance Waterworks Construction & Industrial HD Supply 11.2% 5.0% 15.1% 8.7% 253 65 9.3% -5.4% 5.4% 1.3% 63 8.6% 8.5% 11.8% 8.0% 64 13.5% 3.5% 18.4% 9.8% 61 13.8% 15.0% 25.9% 16.6% Facil. Maintenance Waterworks Construction & Industrial HD Supply Selling Days 12.3% 11.0% 17.7% 12.9% 258 13.7% 17.1% 23.1% 16.5% 65 11.4% 6.3% 20.4% 11.0% 63 14.5% 12.8% 14.8% 13.9% 64 10.1% 9.3% 13.8% 10.8% 66 Facil. Maintenance Waterworks HD Supply Selling Days 7.5% 8.2% 11.9% 9.3% 253 Construction & Industrial 9.6% 8.2% 16.5% 11.4% 65 9.4% 9.5% 9.4% 10.0% 63 64 3.9% 10.6% 10.7% 8.2% 6.9% 3.3% 11.4% 7.2% 61 Facil. Maintenance Waterworks HD Supply Selling Days 7.7% 5.4% 11.0% 7.4% 65 Construction & Industrial 7.5% 10.6% 15.8% 9.9% 63 8.2% 9.8% 16.8% 10.3% 64 7.3% 9.8% 14.2% 8.7% 61 7.7% 9.0% 14.5% 9.1% 253 FY Q1 Q2 Q3 Q4 Facil. Maintenance Waterworks HD Supply Selling Days 5.1% 3.4% 12.8% 5.5% 65 Construction & Industrial 2011 2012 2013 2014 2015 6.9% 5.6% 10.8% 6.7% 63

Operating Leverage1 2.3x Operating Leverage in Q2’15 (VPY%) 1 Operating Leverage is Defined as Adjusted EBITDA Growth Divided by Adjusted Net Sales Growth (adjusted for the 53rd Week in fiscal 2012) Not Meaningful (“nm”) when Sales Growth is Negative and when Prior Period Adjusted EBITDA is Negative. Note: “VPY” Denotes Versus Prior Year 1.1x 2.8x nm 3.1x 1.3x 3.6x nm 2.2x 1.2x nm nm 13.3x 1.5x 1.3x nm 2.8x Facil. Maintenance Waterworks Construction & Industrial HD Supply 0.7x 2.5x 12.2x 2.2x 1.4x 1.7x 12.5x 2.6x 1.3x 1.8x nm 3.3x 1.3x 1.7x nm 2.6x 1.2x 2.9x 7.7x 2.4x Facil. Maintenance Waterworks Construction & Industrial HD Supply 1.6x 1.0x 4.7x 2.4x 2.7x 3.7x 9.2x 4.2x 1.6x 2.4x 3.7x 2.0x 1.4x 2.7x 4.5x 2.0x 1.3x 2.0x 3.5x 1.6x Facil. Maintenance Waterworks HD Supply Construction & Industrial HD Supply 1.6x 2.1x 2.1x 1.5x 1.2x 1.5x 5.2x 2.4x 1.5x 1.3x 2.4x 1.7x Facil. Maintenance Waterworks HD Supply Construction & Industrial 2.0x 1.7x 1.8x 1.7x 2.1x 2.0x 3.5x 2.3x 1.7x 1.6x 2.8x 2.0x FY Q1 Q2 Q3 Q4 2011 2012 2013 2014 2015 2.3x 2.9x 3.6x 2.4x Facil. Maintenance Waterworks HD Supply Construction & Industrial 1.8x 2.8x 2.8x 2.3x

Reconciliation of Non-GAAP Measures: Net Income to Adjusted EBITDA ($ in millions) August 2, 2015 August 3, 2014 Three Months Ended Net income Less income from discontinued operations, net of tax Income from continuing operations Interest expense Depreciation and amortization1 Provision for income taxes Stock-based compensation Restructuring2 Costs related to public offerings3 Other Adjusted EBITDA 1 Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations. 2 Represents the costs incurred for workforce reductions and branch closure or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location. 3 Represents the costs expensed in connection with Holdings’ public offerings. $109 7 $102 106 30 13 5 - 1 1 $258 $48 17 $31 116 55 16 4 3 - (1) $224

Reconciliation of Non-GAAP Measures: Net Income to Adjusted Net Income ($ in millions, except share and per share amounts) Weighted average common shares outstanding (in thousands) Basic 196,893 Diluted 201,809 Adjusted Net Income Per Share - Basic $0.57 Adjusted Net Income Per Share - Diluted $0.56 Three Months Ended Net income Less income from discontinued operations, net of tax Income from continuing operations Provision for income taxes Cash paid for income taxes Amortization of acquisition-related intangible assets (other than software) Restructuring1 Costs related to public offerings2 Adjusted net income $109 7 $102 13 (6) 3 - 1 $113 1 Represents the costs incurred for workforce reductions and branch closure or consolidations. These costs include occupancy costs, severance, and other costs incurred to exit a location. 2 Represents the costs expensed in connection with Holdings’ public offerings. $48 17 $31 16 (6) 27 3 - $71 194,227 200,454 $0.37 $0.35 August 2, 2015 August 3, 2014